The assets of Pension Plans are invested in compliance with the applicable legislation (government securities and private securities, listed company shares and real estate properties). Below are the main assumptions used by the independent actuary in the (Details)
12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Nominal discount rate	3.25% - 8.65% p.a.	3.25% - 7.26% p.a.
Nominal rate of future salary increases	3.25% p.a.	3.25% p.a.
Nominal growth rate of social security benefits and plans	3.25% p.a.	3.25% p.a.
Initial rate of growth of medical costs	7.38% - 7.90% p.a.	7.38% - 8.41% p.a.
Inflation rate	3.25% p.a.	3.25% p.a.
Biometric table of overall mortality	AT 2000 and BR-SEM	AT 2000 and BR-SEM
Biometric table of entering disability	Per plan	Per plan
Expected turnover rate
Probability of entering retirement	100% in the 1ª eligibility to a benefit by the plan	100% in the 1ª eligibility to a benefit by the plan